EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on newly originated residential mortgage loans acquired by FirstKey Mortgage LLC. The review included a total of 314 newly originated residential closed-end 2nd liens, in connection with the securitization identified as TPMT 2026-CES2 (the “Securitization”). The Review was conducted from July 2025 through November 2025 on closed-end 2nd liens mortgage loans originated between June 2024 and October 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.
Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:
i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional or secondary valuation products were not required.

For loans reviewed in a post-close valuation review scenario (314 loans in total):

One (1) loan had a Secondary Appraisal, thirteen (13) loans had AVMs, and one (1) loan had a Desktop Review.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were two (2) occurrences of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred and fourteen (314) mortgage loans reviewed, sixteen (16) unique mortgage loans (5.10% by loan count) had a total of sixteen (16) discrepancies across three (3) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying FICO	14	87.50%
Borrower 2 SSN	1	6.25%
Interest Rate	1	6.25%
Grand Total	16	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	% by Loan Count
A	241	$30,562,121.00	76.75%
B	73	$9,535,078.00	23.25%
C	0	$0.00	0%
D	0	$0.00	0%
Total	314	$40,097,199.00	100.00%

Credit Results:
Event Grade	Loan Count	% by Loan Count
A	314	100.00%
B	0	0%
C	0	0%
D	0	0%
Total	314	100.00%

Compliance Results:
Event Grade	Loan Count	% by Loan Count
A	244	77.71%
B	70	22.29%
C	0	0%
D	0	0%
Total	314	100.00%

Valuation Results*:
Event Grade	Loan Count	% by Loan Count
A	311	99.04%
B	3	0.96%
C	0	0%
D	0	0%
Total	314	100.00%

* Secondary property valuation was not part of the property review scope for these second lien mortgage loans. As a result, the reported DBRS, KBRA, and S&P loan level property review grades have been defaulted to “NA”.  Defaulting the DBRS, KBRA, and S&P loan level property review grades to “NA” does not affect the respective DBRS, KBRA and S&P overall loan grades.

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Property Title Issue	23
		The Deed of Trust is Incomplete	10
		The Note is Incomplete	10
		The Total Hazard Coverage is LESS than the Required Coverage Amount	6
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	5
		Borrower 2 Award Letter Missing	5
		Borrower 1 3rd Party VOE Prior to Close Missing	4
		Audited DTI Exceeds Guideline DTI	4
		Verification of Borrower Liabilities Missing or Incomplete	4
		Borrower 1 Award Letter Missing	4

		The Deed of Trust is Missing	3
		The Final 1003 is Missing	3
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	3
		Title Coverage is Less than Subject Lien	3
		Missing legal documents for senior or subordinate lien	3
		Income and Employment Do Not Meet Guidelines	3
		Missing Letter of Explanation (Credit)	2
		Borrower 1 Tax Returns Not Signed	2
		Housing History Does Not Meet Guideline Requirements	2
		Borrower 2 Tax Returns Not Signed	2
		HO6 Master Insurance Policy is Missing	2
		Hazard Insurance Effective Date is after the Disbursement Date	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Title Document Missing	1
		ATR Risk	1
		Borrower Non-US Citizen Identification Document Missing	1
		Borrower 1 Paystubs Missing	1
		Hazard Insurance Policy is Partial	1
		Loan does not conform to program guidelines	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Borrower 1 Photo Identification not provided	1
		PUD Rider is Missing	1
		Audited CLTV Exceeds Guideline CLTV	1
		Condo Rider is Missing	1
		Missing Property Tax Cert	1
		Hazard Insurance Policy is Missing	1
		Borrower 2 3rd Party VOE Prior to Close Missing	1
		Third Party Fraud Report not Provided	1
		Approval/Underwriting Summary Not Provided	1
		Title Document is Partially Present	1
		Named Insured on Hazard Insurance does not match Borrower(s) Name(s)	1
		OFAC Check Not Completed and/or Cleared	1
		All Interested Parties Not Checked with Exclusionary Lists	1
		HO6 Master Insurance Policy is Partial	1
		Total Credit Grade (A) Exceptions:	126
Compliance	A	eSigned Documents Consent is Missing	34
		Missing Required Affiliated Business Disclosure	24
		Charges That Cannot Increase Test	14
		CD: General Form Requirements Not Met	8
		Charges That In Total Cannot Increase More Than 10% Test	6
		Initial Closing Disclosure Delivery Date Test	4
		Initial Loan Estimate Delivery Date Test (from application)	3

		RESPA Homeownership Counseling Organizations Disclosure Date Test	2
		Final CD: Estimated Taxes, Insurance, & Assessments "In escrow? is incomplete or inaccurate "	1
		TRID: Missing Closing Disclosure	1
		Right of Rescission is Missing	1
		NC Rate Spread Home Loan Test	1
		TRID: Missing Loan Estimate	1
		Higher-Priced Mortgage Loan Test	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		Total Compliance Grade (A) Exceptions:	102
	B	Charges That Cannot Increase Test	51
		Final CD: Non-Escrowed Property Costs over Year 1 calculation is inaccurate	7
		Missing Required Affiliated Business Disclosure	7
		Charges That In Total Cannot Increase More Than 10% Test	6
		Final CD: Monthly Principal & Interest is missing or inaccurate	2
		Total Compliance Grade (B) Exceptions:	73
Property	A	Property/Appraisal General	11
		FEMA Post Disaster Inspection Report not Provided	6
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	5
		Condo Approval Missing	1
		Total Property Grade (A) Exceptions:	23
	B	Property/Appraisal General	3
		Total Property Grade (B) Exceptions:	3

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and

Valuation Event Grades
documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.